                                                                    EXHIBIT 10.1







                         RECEIVABLES TRANSFER AGREEMENT



                          Dated as of October 2, 1995



                                 by and between



                             MERISEL AMERICAS, INC.



                                      and



                         MERISEL CAPITAL FUNDING, INC.

     Receivables Transfer Agreement, dated as of October 2, 1995 (this "AGREEMENT"), between MERISEL AMERICAS, INC., a Delaware corporation (the "ORIGINATOR") and MERISEL CAPITAL FUNDING, INC., a Delaware corporation ("MCF").

                                R E C I T A L S
                                - - - - - - - -

     A.  MCF is a wholly owned subsidiary of the Originator.

     B. MCF has been formed for the sole purpose of purchasing or otherwise acquiring certain trade receivables originated by Merisel, Inc., the Originator and/or their subsidiaries.

     C. The Originator intends to sell, and MCF intends to purchase, such trade receivables, from time to time, as described herein.

     D. The Originator may, from time to time, contribute capital to MCF in the form of Contributed Receivables or cash.

     The parties agree as follows:


                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     SECTION 1.01. Definitions. Except as otherwise expressly provided herein
                   -----------
or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in Annex X hereto, which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

     SECTION 1.02.  Other Terms and Interpretation.  All other terms and the
                    ------------------------------
interpretation of this Agreement shall be as set out in Annex X hereto.


                                   ARTICLE II

                            TRANSFERS OF RECEIVABLES

     SECTION 2.01.  Agreement to Transfer.   (a)  On and after the date of this
                    ---------------------
Agreement, the Originator agrees to sell or contribute without recourse, except as specifically provided herein, to MCF all Receivables originated by the Originator. On or before the Effective Date, the Originator and MCF shall enter into a separate Certificate of Assignment substantially in the form of Exhibit A hereto (the "ASSIGNMENT").

     (b) The Originator shall, on the Effective Date and on a date occurring no less frequently than weekly thereafter, deliver to MCF a Request Notice identifying (i) the amount of outstanding Receivables originated and owned by the Originator through such date, (ii) at its option, a certain number of such Receivables to be contributed to MCF (the "CONTRIBUTED RECEIVABLES"), and (iii) the amount of all other Receivables not previously identified as purchased and sold or contributed, to be purchased and sold (the "SOLD RECEIVABLES"), in each case in accordance with the procedures described in this Section 2.01(b). No later than the following Business Day (the "TRANSFER DATE"), the Originator and MCF shall transfer the Receivables designated in such Request Notice which are to be purchased, sold and, if applicable, contributed. Each such identification shall be made as of the opening of business of the Originator on each Transfer Date.

     (c) The price paid for such Sold Receivables shall be the Sale Price. Such Sale Price shall be paid by means of (i) an immediate cash payment to the Originator or, (ii) upon the agreement of the Originator and MCF, indebtedness owed by MCF to the Originator evidenced by, and payable with interest pursuant to a note in the form of Exhibit B (the "SUBORDINATED NOTE") or both, provided that the indebtedness under the Subordinated Note shall not be increased on any day if, after giving effect thereto, MCF's Net Worth Percentage would be less than 15%. On each Transfer Date the Sold Receivables and Contributed Receivables shall be assigned, and on such Transfer Date MCF shall pay the Sale Price for such Sold Receivables. The portion of the Sale Price payable in cash shall be payable by wire transfer on the Transfer Date to an account designated by the Originator (and approved by the Operating Agent) on or before such Transfer Date.

     (d) On and after each Transfer Date hereunder, MCF shall own the Sold Receivables and the Contributed Receivables which have been (assuming compliance with the terms hereof) identified as being transferred to MCF under this Section
2.01 and the Originator shall not take any action inconsistent with such ownership, nor shall the Originator claim any ownership interest in any such Transferred Receivables.

     (e) Until the occurrence of an Event of Servicer Termination or a resignation of the Servicer pursuant to the Purchase Agreement, (i) the Originator, as Servicer, shall conduct the servicing, administration and collection of such Transferred Receivables and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect such Transferred Receivables, from time to time, all in accordance with
(A) the terms of the Purchase Agreement, (B) customary and prudent servicing procedures for trade receivables of a similar type and (C) all applicable laws, rules and regulations, and (ii) documents relating to Transferred Receivables shall be held in trust by the Originator, as Servicer, for the benefit of MCF and its assignees as the owners thereof, and possession of any incident relating to the Transferred Receivables and Contracts so retained is for the sole purpose of facilitating the servicing of the Transferred Receivables. Such retention and possession thereof is at the will of MCF and its assignees and in a custodial capacity for their benefit only.

     SECTION 2.02.  Grant of Security Interest.   It is the intention of the
                    --------------------------
parties hereto that each transfer of Transferred Receivables to be made hereunder shall constitute a purchase and sale or capital contribution, as the case may be, and not a loan. In the event, however, that a court of competent jurisdiction were to hold that any transaction provided for hereby constitutes a loan and not a purchase and sale or capital contribution, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law and that the Originator shall be deemed to have granted to MCF a first priority security interest in all of the Originator's right, title and interest in, to and under the Transferred Receivables, all payments of principal, interest, fees, charges and indemnities on or under such Transferred Receivables and all Proceeds of any such Transferred Receivables.

     SECTION 2.03.  Addition of Originator.   Any Subsidiary or Affiliate of the
                    ----------------------
Parent may become an Originator hereunder if the Rating Agency Condition is satisfied with respect to such addition. The Originator and any Subsidiary or Affiliate of the Parent that is proposed to be added as an Originator shall give to MCF and its assigns and Redwood prior written notice of its desire to add or be added, as the case may be, as an Originator. Once the notice has been given, any addition of a Subsidiary or Affiliate of the Parent as an Originator pursuant to this section shall become effective on the first Business Day following the date on which (i) the Rating Agency Condition has been satisfied,
(ii) the Subsidiary or Affiliate and the parties hereto shall have executed and delivered the agreements, instruments and other documents and the amendments or other modifications to the Related Documents, in form and substance reasonably satisfactory to MCF and the Operating Agent, that MCF or the Operating Agent reasonably determine are necessary or appropriate to effect the addition and
(iii) the Operating Agent shall have given written notice of its approval of such addition.

     SECTION 2.04.  Termination of Status as an Originator.  (a) At any time
                    ---------------------------------------
when more than one Person is an Originator, an Originator may terminate its obligations as an Originator hereunder if:

     (i) the Originator (a "TERMINATING ORIGINATOR") shall have given MCF and its assigns not less than 60 days' prior written notice of its intention to terminate,

     (ii) an Authorized Officer of the Terminating Originator shall have certified that the termination by the Terminating Originator of its status as an Originator will not have a material adverse effect on the business, financial condition or operations of MCF, and

     (iii) both immediately before and after giving effect to the termination by the Terminating Originator, no Termination Event shall have occurred and be continuing or shall reasonably be expected to occur as a result of such termination.

     Any termination by an Originator shall become effective on the first Business Day that follows the day on which the requirements of clauses (a)(i) through (iii) shall have been satisfied (or such later date specified in the notice or certificate referred to in the clauses). Any termination by an Originator shall terminate its rights and obligations hereunder; provided,
                                                                 --------
however, that the termination shall not relieve the Terminating Originator of
-------
obligations which relate to Transferred Receivables originated by or obligations of the Terminating Originator prior to the effective date of the termination.

     (b) An Originator's right and obligation to sell its Receivables to MCF shall terminate immediately if the Originator ceases to be a Subsidiary or Affiliate of the Parent; provided, however, that the termination shall not
                         --------  -------
relieve the Originator of obligations which relate to Transferred Receivables originated by or obligations of the Originator prior to the effective date of the termination.


                                  ARTICLE III

                               CONDITIONS OF SALE

     SECTION 3.01.  Conditions Precedent to the Initial Sale .  The initial Sale
                    -----------------------------------------
hereunder is subject to the conditions precedent that MCF shall have received on or before the Effective Date, each dated such date (unless otherwise indicated), in form and substance satisfactory to MCF:

                (i) an Assignment executed by the Originator;

               (ii) a copy of resolutions duly adopted by the Board of Directors of the Originator approving this Agreement, the Assignment and the other documents to be delivered by it hereunder and the transactions and matters contemplated hereby, certified by its Secretary or Assistant Secretary;

               (iii) the charter, as amended, of the Originator, certified by the Secretary of State of the Originator's state of incorporation, dated not earlier than 10 days prior to the Effective Date;

               (iv) a good standing certificate for the Originator issued by the Secretary of State of the Originator's state of incorporation, dated not earlier than 10 days prior to the Effective Date;

               (v) a copy of the Originator's by-laws, as amended, certified by the Originator's Secretary or Assistant Secretary;

               (vi) a certificate of the Secretary or Assistant Secretary of the Originator certifying the names and true signatures of the officers authorized on behalf of the Originator to sign this Agreement, the Assignment, and the other documents to be delivered by the Originator hereunder (on which certificate

     MCF may conclusively rely until such time as MCF shall receive from the Originator a revised certificate meeting the requirements of this Subsection (vi)) and certifying that (A) the charter of the Originator has not changed since the date of the certificate referred to in Section 3.01(iii), (B) the Originator is still in good standing in all jurisdictions where it is qualified to do business, including, without limitation, that referred to in Section 3.01(iv), (C) all representations and warranties made by the Originator in this Agreement are true and correct in all material respects (except with respect to Section 4.01(b) and those already so qualified which are true and correct in all respects) and (D) no financing statements or other similar instruments relating to the Receivables have been filed in any jurisdiction, other than those financing statements, other similar instruments and documents shown on the certified copies of the requests for information or copies (Form UCC-11)(or a similar search report certified by a party acceptable to the Operating Agent) provided pursuant to clause (ix);

               (vii) copies of proper financing statements (Form UCC-1), dated on or prior to the Effective Date, naming the Originator as the assignor of the Transferred Receivables and MCF as assignee, or other similar instruments or documents, in form and substance sufficient for filing under the UCC or any comparable law of any and all jurisdictions as may be necessary or, in the reasonable opinion of the Operating Agent desirable to perfect MCF's ownership interest in all Transferred Receivables, in each case in which an interest may be assigned hereunder;

               (viii) copies of properly executed termination statements or statements of release (Forms UCC-2 or UCC-3) or other similar instruments or documents, if any, in form and substance satisfactory for filing under the UCC or any comparable law of any and all jurisdictions as may be necessary or, in the reasonable opinion of the Operating Agent, desirable to release all security interests and similar rights of any Person in the Transferred Receivables previously granted by the Originator;

               (ix) certified copies of requests for information or copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Operating Agent), dated a date reasonably near and prior to the Effective Date, listing all effective financing statements and other similar instruments and documents, which name the Originator (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which filings are to be made pursuant to such Subsections
     (vii) and (viii) above, together with copies of such financing statements, none of which shall cover any Transferred Receivables unless termination statements or statements of release are provided with respect thereto pursuant to Subsection (viii) above;

               (x) any necessary third party consents to the closing of the transactions contemplated hereby, in the form and substance reasonably satisfactory to the Operating Agent; and

               (xi) the Lockbox Agreements in respect of each Lockbox Account, in each case duly executed by the parties thereto and acknowledged and agreed to by the applicable Lockbox Bank.

          SECTION 3.02.  Conditions Precedent to All Sales.  The obligation of
                         ---------------------------------
MCF to pay for each Sold Receivable on each Transfer Date (including the initial Transfer Date) shall be subject to the further conditions precedent that on such Transfer Date:

          (a) The following statements shall be true (and delivery by the Originator of a Request Notice and the acceptance by the Originator of the Sale Price for any Receivables on any Transfer Date shall constitute a representation and warranty by the Originator that on such Transfer Date such statements are true):

               (i) the representations and warranties of the Originator contained in Section 4.01 shall be correct on and as of such Transfer Date in all material respects (except with respect to Section 4.01(b) and those already so qualified which are true and correct in all respects), before and after giving effect to the Sale of Receivables on such Transfer Date and to the application of proceeds therefrom, as though made on and as of such date; and

               (ii) the Originator is in compliance with each of its covenants and other agreements set forth herein.

          (b) The Originator shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments as MCF may reasonably request.


                                   ARTICLE IV

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

          SECTION 4.01.  Representations and Warranties of the Originator.   The
                         ------------------------------------------------
Originator represents and warrants to MCF as of each Transfer Date, that:

          (a)  With respect to the Originator:

               (i) the Originator is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly qualified to do business and is in good standing in every jurisdiction in which the nature of its business requires it to be so qualified except where the failure to be so qualified would not materially and adversely affect (1) the performance of MCF or the Originator of its obligations under this Agreement or any of the Related Documents, (2) the validity or enforceability of this Agreement or any of the Related Documents, (3) the Transferred Receivables, the Contracts or the interests of MCF or its assigns therein, or (4) the business, operations, financial condition or prospects of MCF or the Originator;

               (ii) the Originator has the corporate power and authority to own, pledge, mortgage, operate and convey all of its properties and assets, to execute and deliver this Agreement and the Related Documents and to perform the transactions contemplated hereby and thereby;

               (iii) the execution, delivery and performance by the Originator of this Agreement and the Related Documents and the transactions contemplated hereby and thereby (A) have been duly authorized by all necessary corporate or other action on the part of the Originator, (B) do not contravene or cause the Originator to be in default under (1) the Originator's certificate or articles of incorporation or by-laws, (2) any contractual restriction with respect to any Debt of the Originator or contained in any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other material agreement or instrument binding on or affecting the Originator, its affiliates or their or its respective property or (3) any law, rule, regulation, order, writ, judgment, award, injunction or decree applicable to, binding on or affecting the Originator, or its property and (C) do not result in or require the creation of any Adverse Claim upon or with respect to any of its properties (other than in favor of MCF with respect to this Agreement and Redwood and the Collateral Agent under the Purchase Agreement);

               (iv) this Agreement and the Related Documents have each been duly executed and delivered by the Originator;

               (v) no approval or consent of, notice to, filing with or licenses, permits, qualifications or other action by any Governmental Authority or any other party, is required or necessary for the conduct of the Originator's business as currently conducted and for the due execution, delivery and performance by the Originator of this Agreement or any of the Related Documents or for the perfection of or the exercise by MCF, Redwood, the Operating Agent or the Collateral Agent of any of their rights or remedies thereunder or hereunder, except (A) approvals, consents, notices, filings and other actions which have been obtained or made and complete copies of which have been provided to Redwood, the Operating Agent and the Collateral Agent (other than confirmation statements in respect of any such filings) and (B) where the failure to obtain such approval, consent, license, permit or qualification, make or present such notice or filing, or take such other action would not materially and adversely affect (1) the performance of MCF or the Originator of its obligations under this Agreement or any of the Related Documents, (2) the validity or enforceability of this Agreement or any of the Related Documents, (3) the Transferred Receivables, the Contracts or the interests of MCF or its assigns therein, or (4) the business, operations, financial condition or prospects of MCF or the Originator;

               (vi) this Agreement and the other Related Documents delivered by the Originator are the legal, valid and binding obligations of the Originator enforceable against the Originator in accordance with their respective terms subject to (A) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and (B) general equitable principles, whether applied in a proceeding at law or in equity;

               (vii) there is no pending or, to the knowledge of the Originator, threatened, nor, to the knowledge of the Originator, any reasonable basis for, any action, suit or proceeding against or affecting the Originator, its officers or directors, or the property of the Originator, in any court or tribunal, or before any arbitrator of any kind or before or by any Governmental Authority (A) asserting the invalidity of this Agreement or any of the Related Documents, (B) seeking to prevent the transfer, sale, pledge or contribution of any Receivable or the consummation of any of the transactions contemplated hereby or thereby, (C) seeking any determination or ruling that might materially and adversely affect (1) the performance by MCF or the Originator of its obligations under this Agreement or any of the Related Documents, (2) the validity or enforceability of this Agreement or any of the Related Documents, or (3) the Transferred Receivables, the Contracts or the interests of MCF or its assigns therein, or (D) reasonably likely to result in damages or penalties in an uninsured amount in excess of $1,000,000;

               (viii) no injunction, writ, restraining order or other order (collectively, "Orders") of any nature adverse to the Originator or the conduct of its business or which is inconsistent with the due consummation of the transactions contemplated by this Agreement or the Purchase Agreement or any of the other Related Documents has been issued by a Governmental Authority nor been sought by any Person except such Orders that would not materially and adversely affect (1) the performance of MCF or the Originator of its obligations under this Agreement or any of the Related Documents, (2) the validity or enforceability of this Agreement or any of the Related Documents, (3) the Transferred Receivables or the Contracts or the interests of MCF or its assigns therein, or the business, operations, financial condition or prospects of MCF or the Originator;

               (ix) the principal place of business, the chief executive office and all other places of business of the Originator are located at the addresses of the Originator referred to in Schedule 1 and there are now no, and during the past four months there have not been any, other locations where the Originator is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located) or keeps Records;

               (x) the legal name of the Originator is as set forth at the beginning of this Agreement and the Originator has not changed its name in the last six years, and during such period the Originator did not use, nor does the

     Originator now use, any trade names, fictitious names, assumed names or "doing business as" names other than as set forth in Schedule 1;

               (xi) the Originator is solvent and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Related Documents; the Originator is paying its Debts as they mature; the Originator has not incurred Debts beyond its ability to pay as they mature; and the Originator, after giving effect to the transactions contemplated by this Agreement and the Related Documents, will have an adequate amount of capital to conduct its business in the foreseeable future;

               (xii) for federal income tax, reporting and accounting purposes (except in any consolidated financial statements and consolidated tax returns), the Originator will treat the sale of each Sold Receivable sold or assigned pursuant to this Agreement as a sale of, or absolute assignment of, its full right, title and ownership interest in such Receivable to MCF (and those Receivables contributed to MCF by the Originator pursuant to this Agreement shall be accounted for as an increase in the stated capital of MCF), and the Originator has not in any other respect accounted for or treated the transactions contemplated by this Agreement or the Related Documents.

               (xiii) the Originator has complied in all material respects with all applicable laws, rules, regulations, and orders with respect to it, its business and properties and all Transferred Receivables and related Contracts (including without limitation, all applicable environmental, health and safety requirements) and all restrictions contained in any indenture, loan or credit agreement, mortgage, security agreement, bond, note or other agreement or instrument binding on or affecting the Originator or its property;

               (xiv) without limiting the generality of the prior representation, no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any Governmental Consent applicable to the Originator or any Subsidiary except where such conditions or events would not, separately or in the aggregate, have a material adverse effect on (A) the performance by MCF or the Originator of its obligations under this Agreement or any of the Related Documents, (B) the validity or enforceability of this Agreement or any of the Related Documents, or (C) the Transferred Receivables or the Contracts or the interests of MCF or Redwood therein;

               (xv) the Originator has filed on a timely basis all tax returns (federal, state and local) required to be filed and has paid or made adequate provisions for the payment of all taxes, fees, assessments and other governmental charges due from the Originator (other than taxes, fees, amendments or governmental charges which the Originator is contesting in good faith with such taxing authority and in respect of which no final unappealable order has been made against the Originator), no tax lien or similar Adverse Claim has been filed, and no claim is being asserted, with respect to any such tax, fee, assessment, or other governmental charge. Any taxes, fees, assessments and other governmental charges payable by the Originator in connection with the execution and delivery of this Agreement and the Related Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid when due, at or prior to such Transfer Date;

               (xvi) the Originator is licensed or otherwise has the lawful right to use all patents, trademarks, servicemarks, tradenames, copyrights, technology, know-how and processes used in or necessary for the conduct of its business as currently conducted which are material to its financial condition, business, operations, assets and prospects, individually or taken as a whole;

               (xvii) as of the date of each Request Notice delivered by the Originator, such Request Notice contains an accurate list of the aggregate amount of all Transferred Receivables contributed or sold by the Originator to MCF as of the relevant Transfer Date;

               (xviii) each Obligor of a Transferred Receivable has been directed, and is required to, remit all payments with respect to such Receivable for deposit in a Lockbox Account or a Lockbox;

               (xix) except as set forth on Schedule 2, the Originator is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) payable to the PBGC (or any successor thereof) under ERISA or the Internal Revenue Code;

               (xx) except as set forth on Schedule 2, each pension plan or profit sharing plan to which the Originator or any Affiliate is a party has been administered and fully funded in accordance with the obligations the Originator under law and as set forth in such plan, and the Originator has complied with the applicable provisions of ERISA or the Internal Revenue Code in effect as of such Transfer Date;

               (xxi) the Originator has not agreed to pay any fee or commission to any agent, broker, finder or other person for or on account of services rendered as a broker or finder in connection with this Agreement or the Related Documents or the transactions contemplated hereby or thereby which would give rise to any valid claim against MCF for any brokerage commission or finder's fee or like payment;

               (xxii) all information heretofore or hereafter furnished with respect to the Originator to MCF in connection with any transaction contemplated by this Agreement or the Related Documents is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained herein or therein not misleading, provided that any projections, pro forma or preliminary financial information furnished are based on good faith estimates and assumptions believed by the Originator to be reasonable at the time made and MCF acknowledges that such projections as to future events are not to be viewed as facts and that actual results for such period may differ from the projected results;

               (xxiii) no part of the proceeds received by the Originator or any Affiliate from the Sale Price will be used directly or indirectly for the purpose of purchasing or carrying, or for payment in full or in part of, Debt that was incurred for the purposes of purchasing or carrying any "margin stock," as such term is defined in Regulations G and U of the Board of Governors of the Federal Reserve System;

               (xxiv) other than the Services Agreement, there are not now, nor will there be at any time in the future, any agreement or understanding between the Originator and MCF (other than as expressly set forth herein) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges;

               (xxv) no transaction contemplated by this Agreement or any of the Related Documents requires compliance with any bulk sales act or similar law;

               (xxvi) the Request Notice with respect to such Transfer Date is accurate in all material respects;

               (xxvii) each purchase of Receivables under this Agreement will constitute (A) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and (B) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended;

               (xxviii) (A) the Originator is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporation restriction that is reasonably likely to have, and no provision of applicable law or governmental regulation is reasonably likely to have, a material adverse effect on the ability of the Originator to carry out its obligations under this Agreement and the other Related Documents to which the Originator is a party and (B) the Originator is not in default under or with respect to any contract, agreement, lease or other instrument to which the Originator is a party and which is material to the Originator's ability to perform its obligations hereunder or to the quality or collectibility of the receivables, and the Originator has not delivered or received any notice of default thereunder;

               (xxix) the Originator is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The purchase or acquisition of the Transferred Receivables by MCF, the application of the proceeds and the consummation of the transactions contemplated by this Agreement and the other Related Documents to which the Originator is a party will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder;

               (xxx) the bylaws or the articles of incorporation of the Originator require it to maintain (A) books and records of account, and (B) minutes of the meetings and other proceedings of its shareholders and board of directors;

               (xxxi) the Lockboxes and the Lockbox Accounts are the only lockboxes and accounts maintained by the Originator into which Collections of any Transferred Receivables are deposited; and

               (xxxii) each of the representations and warranties of the Originator contained in the Related Documents (other than this Agreement) is true and correct in all material respects and the Originator hereby makes each such representation and warranty to, and for the benefit of, the Collateral Agent, the Operating Agent and Redwood as if the same were set forth in full herein.

          (b) On each Transfer Date and as of the date of each Investment Base Certificate delivered under the Purchase Agreement with respect to each Transferred Receivable designated as an Eligible Receivable:

               (i) such Receivable is an Eligible Receivable and is a receivable created through the provision of merchandise, goods or services by the Originator in the ordinary course of its business;

               (ii) such Receivable was created in accordance with and satisfies in all material respects all applicable requirements of the Credit and Collection Policies;

               (iii) such Receivable represents the genuine, legal, valid and binding obligation in writing of the Obligor enforceable by the holder thereof in accordance with its terms, subject to (A) any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally and (B) general equitable principles, whether applied in a proceeding at law or in equity and neither such Receivable nor its related Contract has been satisfied, subordinated, rescinded or amended in any manner which would impair the collectibility of such Receivable, adjust the value of such Receivable, or modify the payment terms of such Receivable after its creation;

               (iv) such Receivable is not and will not be subject to any exercise of any right of rescission, set-off, recoupment, counterclaim or defense;

               (v) prior to its sale or contribution to MCF such Receivable was owned by the Originator free and clear of any Adverse Claim, and the Originator had the right to contribute, sell, assign and transfer the same and interests therein as contemplated under this Agreement, upon such sale or contribution, MCF will have acquired good and marketable title to and the sole record and beneficial ownership interest in such Receivable, free and clear of any Adverse Claim and, after such sale or contribution, such Receivable did not become subject to any Adverse Claim as a result of any action or inaction of the Originator;

               (vi) this Agreement and the Assignment constitute a valid sale, contribution, transfer, assignment, setover and conveyance to MCF of all right, title and interest of the Originator in and to such Receivable;

               (vii) such Receivable is entitled to be paid pursuant to the terms of the related Contract, has not been paid in full or been compromised, adjusted, extended, satisfied, subordinated, rescinded or modified, and is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, or modification by the Originator except in accordance with any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforceability of creditors' rights generally;

               (viii) the Originator has submitted all necessary documentation for payment of such Receivable to the Obligor and has fulfilled all its other obligations in respect thereof;

               (ix) the stated term of such Receivable, if any, is not greater than 90 days;

               (x) such Receivable is an "account" within the meaning of the UCC of the jurisdiction where the Originator's chief executive office is located;

               (xi) neither such Receivable nor its related Contract contravenes in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and no party to such related Contract is in violation of any such law, rule or regulation in any material respect;

               (xii) such Receivable does not represent "billed but not yet shipped" goods or merchandise, unperformed services, consigned goods or

     "sale or return" goods; nor does such Receivable arise from a transaction for which any additional performance by MCF or acceptance or other act of the Obligor remains to be performed as a condition to any payments on such Receivable;

               (xiii) there are no proceedings or investigations pending or to the Originator's knowledge threatened before any Governmental Authority (A) asserting the invalidity of such Receivable or such Contract, (B) asserting the bankruptcy or insolvency of the related Obligor, (C) seeking the payment of such Receivable or payment and performance of such Contract, or
     (D) seeking any determination or ruling that might materially and adversely affect the validity or enforceability of such Receivable or such Contract;

               (xiv) as of the relevant Transfer Date hereunder, no Obligor on such Receivable is bankrupt or insolvent, is unable to make payment of its obligations when due, is the debtor in a voluntary or involuntary bankruptcy proceeding, or is the subject of a comparable receivership or insolvency proceeding, other than Obligors under the protection of a bankruptcy court or receivership which has approved payment by any such Obligor of such Receivable; and

               (xv) the Originator has no knowledge of any fact (including any defaults by the Obligor on any other accounts) which leads it or should have led it to expect that any payments on such Receivable will not be paid in full when due or to expect any other material adverse effect on (A) the performance by MCF or the Originator of its obligations under this Agreement or any of the Related Documents, (B) the validity or enforceability of this Agreement or any of the Related Documents, or (C) the Transferred Receivables or the Contracts or the interests of MCF or Redwood therein.

It is understood and agreed that the representations and warranties described in this Section 4.01 shall survive the sale or contribution of the Transferred Receivables to MCF, any subsequent assignment of the Transferred Receivables by MCF, and the termination of this Agreement and the Purchase Agreement and shall continue so long as any Transferred Receivable shall remain outstanding.

          SECTION 4.02.  Covenants of the Originator.
                         ---------------------------

          (a) Offices and Records.  The Originator shall keep its chief place of
              -------------------
business and chief executive offices and the office where it keeps its Records at the respective locations specified in Schedule 1 hereto or, upon at least 30 days prior written notice to MCF and the Collateral Agent, at such other location in a jurisdiction where all action required by Section 4.02(d) shall have been taken with respect to the Transferred Receivables. The Originator shall, for not less than three years or for such longer period as may be required by law, from the date on which any Transferred Receivable arose, maintain adequate Records with respect to each Transferred Receivable, including records of all payments received, credits granted and merchandise returned. Upon prior notice to the Originator, except after the occurrence of any Termination Event, the Originator will permit representatives of MCF, the Servicer, the Operating Agent or the Collateral Agent at any time and from time to time during normal business hours, and at such times outside of normal business hours as MCF, the Servicer, the Operating Agent or the Collateral Agent shall reasonably request, (i) to inspect and make copies of and abstracts from such records, (ii) to visit the properties of the Originator utilized in connection with the collection, processing or servicing of the Transferred Receivables for the purpose of examining such Records, and (iii) to discuss matters relating to the Transferred Receivables or the Originator's performance under this Agreement or the affairs, finances and accounts of the Originator with any of its officers, directors, employees, representatives or agents and with its independent certified accountants. The Originator will advise its independent certified accountants that MCF, the Operating Agent, the Servicer and the Collateral Agent have been authorized to review and discuss with such accountants any and all financial statements and other information of any kind that they may have with respect to the Originator and deliver a letter (the "ACCOUNTANTS' LETTER") addressed to such accountants instructing them to make available to MCF, the Operating Agent, the Servicer and the Collateral Agent such information and records as MCF, the Operating Agent, the Servicer and the Collateral Agent may reasonably request and to otherwise comply with the provisions of this Section 4.02(a). The Originator shall be given prior notice of any discussions with its accountants and the opportunity to participate; provided that the Originator's failure or inability to participate shall not prevent any of MCF, the Operating Agent, the Servicer and the Collateral Agent from engaging in such discussions. After the Effective Date, if the Originator engages the services of accountants other than Deloitte & Touche, it shall deliver a letter addressed to such accountants containing the same terms and provisions as the Accountants' Letter. In connection with the foregoing, in the event any of the Originator, the Operating Agent or the Collateral Agent determines that a deterioration has or is reasonably likely to occur in the quality of servicing of the Transferred Receivables, any of them, individually or collectively, may institute procedures to permit it to confirm the Obligor's outstanding balances in respect of any Transferred Receivables. The Originator agrees to render to MCF, the Operating Agent and the Collateral Agent, at the Originator's own cost and expense, such clerical and other assistance as may be reasonably requested with regard to the foregoing. If a Termination Event under the Purchase Agreement shall have occurred and be continuing, promptly upon request therefor, the Originator shall assist MCF in delivering to the Operating Agent records reflecting activity through the close of business on the immediately preceding Business Day.

          (b) Compliance With Credit and Collection Policies.  The Originator
              ----------------------------------------------
shall comply in all material respects with the Credit and Collection Policies with regard to each Transferred Receivable and the related Contracts, and with the terms of such Receivables and Contracts.

          (c) Notice of Adverse Claim.  The Originator shall advise MCF and any
              -----------------------
assignees, promptly, in reasonable detail, (i) of any Adverse Claim known to it made or asserted against any of the Transferred Receivables, (ii) of any determination that a Sold Receivable, or any other Receivable designated as an Eligible Receivable in a Request Notice or otherwise, was not an Eligible Receivable at such time and (iii) of the occurrence of any event which would have a material adverse effect on the aggregate value of the Transferred Receivables or on the validity of the transfers in this Agreement.

          (d) Further Assurances; Financing Statements.
              ----------------------------------------

               (i) The Originator agrees that at any time and from time to time, at its expense, upon the request of MCF or MCF's assignees it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or, in the reasonable opinion of MCF or any assignee, desirable or that MCF or any assignee may reasonably request to perfect, preserve, continue and maintain fully and protect the transfers made and the right, title and interests (including any security interests) granted to MCF by this Agreement or to enable MCF or any assignee to exercise and enforce its rights and remedies under this Agreement or any of the Related Documents with respect to any Transferred Receivables. Without limiting the generality of the foregoing, the Originator shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or in the reasonable opinion of MCF or any assignee desirable or that MCF or any assignee may reasonably request to protect and preserve and perfect the transfers and security interests granted by this Agreement, free and clear of all Adverse Claims.

               (ii) The Originator hereby authorizes MCF and the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Transferred Receivables without the signature of the Originator where permitted by law. A carbon, photographic or other reproduction of this Agreement or any notice or financing statement covering the Transferred Receivables or any part thereof shall be sufficient as a notice or financing statement where permitted by law. The Seller will promptly send to the Originator any financing or continuation statements thereto which it files without the signature of the Originator except, in the case of filings of copies of this Agreement as financing statements, the Seller will promptly send the Originator the filing or recordation information with respect thereto.

          (e) Assignment.  The Originator acknowledges and agrees that, to the
              ----------
extent permitted under the Purchase Agreement, MCF may assign all of its right, title and interest in, to and under the Transferred Receivables and its right, title and interest under this Agreement, including its right to exercise the remedies created by Section 4.04. The Originator agrees that, upon such assignment, the assignee under the Purchase Agreement may enforce directly, without joinder of MCF, the repurchase obligations of the Originator set forth in Section 4.04 with respect to breaches of the representations and warranties or covenants set forth in Section 4.01 and 4.02.

          (f) Compliance With Agreements and Applicable Laws.  The Originator
              ----------------------------------------------
shall perform each of its obligations under this Agreement and the Related Documents and comply with all material requirements of any law, rule or regulation applicable to it, provided that the Originator shall be deemed to have complied with any such requirements for as long as the Originator contests in good faith the application of such requirement, a stay has been granted with respect to any penalty imposed on the Originator in respect of such requirement and no final unappealable order in respect of such requirement has been made against the Originator except for any noncompliance with laws which would not have a material adverse effect on (1) the performance of MCF or the Originator of its obligations under this Agreement or any of the Related Documents, (2) the validity or enforceability of this Agreement or any of the Related Documents,
(3) the Transferred Receivables or the Contracts or the interests of MCF or its assigns therein, or the business, operations, financial condition or prospects of MCF or the Originator.

          (g) Corporate Existence.  Subject to Section 4.03(d), the Originator
              -------------------
shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the state of its incorporation and duly qualified and duly authorized (as described in Section 4.01) and shall conduct its business in accordance with the terms of its certificate of incorporation and bylaws.

          (h) Notice of Material Event.  The Originator shall promptly inform
              ------------------------
MCF and any assignee (except in respect of clause (i), in which event the Originator shall immediately inform MCF and any assignee) in writing of the occurrence of any of the following:

               (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation against the Originator or with respect to or in connection with all or any portion of the Transferred Receivables, in excess of $1,000,000 or which, if adversely determined, would be reasonably likely to have a material adverse effect on the Originator;

               (ii) any change in the location of the Originator's principal office or any change in the location of the Originator's books and records;

               (iii) the commencement or threat of any rule making or disciplinary proceedings or any proceedings instituted by or against the Originator in any federal, state or local court or before any governmental body or agency, or before any arbitration board, or the promulgation of any proceeding or any proposed or final rule which, if adversely determined, would have a material adverse effect with respect to the Originator;

               (iv) the commencement of any proceedings by or against the Originator under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Originator or any of its assets;

               (v) the receipt of notice that (A) the Originator is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Originator's business is to be, or may be, suspended or revoked, or (C) the Originator is to cease and desist any practice, procedure or policy employed by the Originator in the conduct of its business, and such cessation may have a material adverse effect with respect to the Originator; or

               (vi) any other event, circumstance or condition that has had, or has a material possibility of having, a material adverse effect in respect of the Originator.

          (i) Maintenance of Licenses.  The Originator shall maintain all
              -----------------------
licenses, permits, charters and registrations which are material to the conduct of its business.

          (j) Use of Proceeds.  The Originator shall apply its funds towards
              ---------------
general corporate purposes (including the retirement or repayment of third party debt) and towards the other sums payable by the Originator under this Agreement and the Related Documents in connection with the transactions contemplated hereby and by the Related Documents and for no other purpose.

          (k)  Separate Identity.
               -----------------

               (i) The Originator shall maintain corporate records and books of account separate from those of MCF.

               (ii) The financial statements of the Parent and its consolidated Subsidiaries shall (i) disclose the effects of the Originator's transactions in accordance with GAAP and (ii) either (a) disclose that the assets of MCF are not available to pay creditors of the Originator or any other Affiliate of the Originator or (b) contain the language set forth in
     Section 4.02(k)(iii)(b).

               (iii) The annual financial statements of the Parent and its consolidated subsidiaries (including MCF) will contain footnotes or other information to the effect that with respect to MCF: (a) MCF's business consists of the purchase of the Receivables from the Originator and (b) MCF is a separate corporate entity with its own separate creditors, which upon its liquidation will be entitled to be satisfied out of MCF's assets prior to any value in MCF becoming available to MCF's equityholders.

               (iv) The resolutions and other instruments underlying the transactions described in this Agreement shall be continuously maintained by the Originator as official records.

               (v) Except as set forth in the Services Agreement, the Originator shall use its best efforts to maintain an arm's-length relationship with MCF and will not hold itself out as being liable for the debts of MCF.

               (vi) Except as set forth in the Services Agreement, the Originator shall use its best efforts to keep its assets (except with respect to any Records necessary for the servicing of the Transferred Receivables) and its liabilities wholly separate from those of MCF.

               (vii) The Originator will conduct its business solely in its own name (including any trade or fictitious name) through its duly authorized officers or agents so as not to mislead others as to the identity of the Originator.

               (viii) The Originator will use its best efforts to avoid the appearance of conducting business on behalf of MCF or that the assets of the Originator are available to pay the creditors of MCF.

               (ix) Except as set forth in the Services Agreement, the Originator will cause operating expenses and liabilities of MCF to be paid from MCF's funds.

          (l) ERISA.  The Originator shall give the Operating Agent prompt
              -----
notice of each of the following events (but in no event more than 30 days after the occurrence of the event): (i) an Accumulated Funding Deficiency, (ii) the failure to make a material required contribution to a Plan or Multiemployer Plan (but in no event will a contribution failure sufficient to give rise to a lien under (S)302(f) of ERISA be considered immaterial), (iii) a Reportable Event,
(iv) any action by a Commonly Controlled Entity to terminate any Plan or withdraw from any Multiemployer Plan, (v) any action by the PBGC to terminate or appoint a trustee to administer a Plan, (vi) the reorganization or insolvency of any Multiemployer Plan and (vii) an aggregate Underfunding for all Underfunded Plans in excess of $100,000.

          (m) Cooperation With Requests for Information or Documents.  The
              ------------------------------------------------------
Originator will cooperate fully with all reasonable requests of MCF or any assignee regarding the provision of any information or documents, necessary, including the provision of such information or documents in electronic or machine-readable format, or desirable to allow MCF and each assignee to carry out its responsibilities under the Related Documents.

          (n) Payment, Performance and Discharge of Obligations.  The Originator
              -------------------------------------------------
will pay, perform and discharge all of its obligations and liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties when due the non-payment, performance or discharge of which would materially and adversely affect (1) the performance of MCF or the Originator of its obligations under this Agreement or any of the Related Documents, (2) the validity or enforceability of this Agreement or any of the Related Documents, (3) the Transferred Receivables or the Contracts or the interests of MCF or its assigns therein, or (4) the business, operations, financial condition or prospects of MCF or the Originator, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by GAAP, proper and adequate book reserves relating thereto are established by the Originator and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of an Adverse Claim against any of its properties.

          SECTION 4.03.  Negative Covenants of the Originator.   The Originator
                         ------------------------------------
shall not, without the written consent of MCF and each assignee of MCF's rights:

          (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, or assign any right to receive income in respect of any Transferred Receivable or related Contract with respect thereto, or upon or with respect to any Lockbox or any Lockbox Account;

          (b) extend, amend, forgive, discharge, compromise, cancel or otherwise modify the terms of any Transferred Receivable, or amend, modify or waive any term or condition of any Contract related thereto (except as to the Originator in its capacity as the Servicer under the Purchase Agreement and in the case of any such Contracts, any amendments or modifications to any provision thereof other than payment terms or any term adversely affecting the payment of such Receivable), provided that the foregoing shall not prohibit the Servicer from offering early pay discounts to the extent permitted by the Credit and Collection Policy;

          (c) make any change in its instructions to Obligors regarding payments to be made to MCF or payments to be deposited to a Lockbox or a Lockbox Account other than (i) changes of a purely administrative nature which do not alter any directions to Obligors regarding the method, timing or place of payment, or (ii) changes to the method or timing of payments which are in accordance with the Credit and Collections Policy or (iii) changes redirecting payments from one Lockbox or Lockbox Account to another Lockbox Account in respect of which all actions required under Section 6.01 of the Purchase Agreement have been taken;

          (d) merge with or into, consolidate with or into, convey, transfer, lease or otherwise dispose of all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets or capital stock or other ownership interest of, any Person (whether in one transaction or in a series of transactions) except where such action would not have a material adverse effect on the business of the Originator or the ability of the Originator to perform its obligations under this Agreement and the Rating Agency Condition is satisfied;

          (e) make statements or disclosures or prepare any financial statements which shall account for the transactions contemplated by this Agreement in any manner other than as a sale or absolute assignment of the Transferred Receivables to MCF, or in any other respect account for or treat the transactions contemplated hereby (including but not limited to, for accounting, tax and reporting purposes) in any manner other than as a sale or absolute assignment of the Transferred Receivables;

          (f) (i) take any action, or fail to take any action, with respect to the Transferred Receivables, if such action or failure to take action may interfere with the enforcement of any rights under this Agreement or the Related Documents that are material to the rights, benefits or obligations of MCF or any assignee (however, nothing herein shall be construed to constitute a guarantee of collectibility by the Originator); (ii) take any action, with respect to the Transferred Receivables, or fail to take any action, if such action or failure to take action may materially interfere with the enforcement of any rights with respect to the Transferred Receivables; or (iii) fail to pay any tax, assessment, charge, fee or other obligation of the Originator with respect to the Transferred Receivables, or fail to defend any action, if such failure to pay or defend may adversely affect the priority or enforceability of the first priority perfected interest of MCF in the Transferred Receivables or the Originator's right, title or interest in the Transferred Receivables;

          (g) neither the Originator nor any Commonly Controlled Entity will:

               (i) terminate any Plan so as to incur any material liability to the PBGC;

               (ii) knowingly participate in any "prohibited transaction" (as defined in ERISA) involving any Plan or Multiemployer Plan or any trust created thereunder which would subject any of them to a material tax or penalty on prohibited transactions imposed under Section 4975 of the Internal Revenue Code or ERISA;

               (iii) fail to pay to any Plan or Multiemployer Plan any contribution which it is obligated to pay under the terms of such Plan or Multiemployer Plan, if such failure would cause such plan to have any material Accumulated Funding Deficiency, whether or not waived; or

               (iv) allow or suffer to exist any occurrence of a Reportable Event, or any other event or condition, which presents a material risk of termination by the PBGC on any Plan or Multiemployer Plan, to the extent that the occurrence or nonoccurrence of such Reportable Event or other event or condition is within the control of it or any Commonly Controlled Entity;

          (h) make any material change to the Credit and Collection Policies without the prior written consent of MCF and each assignee;

          (i) take or permit (other than with respect to actions taken or to be taken solely by a Government Authority) to be taken any action which would have the effect directly or indirectly of subjecting interest on any of the Purchases or the Commercial Paper to withholding taxation in the hands of, respectively, MCF,

Redwood or holders of the Commercial Paper generally who are residents of the United States, and will perform all of the Originator's obligations under this Agreement and the Related Documents to prevent or cure any default by the Originator which would have the effect, directly or indirectly, of subjecting interest on any of the Purchases or the Commercial Paper to withholding taxation; or

          (j)  amend the Services Agreement.

          SECTION 4.04.  Breach of Representations, Warranties or Covenants.
                         --------------------------------------------------
Upon discovery by the Originator, MCF, or any assignee of MCF's rights hereunder, that any of the representations, warranties or covenants described in Sections 4.01(b), 4.02(b) or (c) or 4.03(a), (b) or (c) have been breached such that they are or were untrue or incorrect in any respect, which breach is reasonably likely to have a material adverse effect on the value of a Transferred Receivable or the interests of MCF or any assignee therein, the party discovering the same shall give prompt written notice to the other parties. Thereafter, if requested by notice from MCF or any assignee, or if the Originator so desires, the Originator shall, on the next succeeding Business Day, either (i) repurchase such Transferred Receivable from MCF in consideration of cash or a reduction of the outstanding indebtedness under the Subordinated Note or both, (ii) transfer ownership of a new Eligible Receivable or new Eligible Receivables on such Business Day; or (iii) make a capital contribution of the Rejected Amount in cash to MCF by remitting the amount of such capital contribution to the Collection Account in accordance with the terms of the Purchase Agreement, in the case of clauses (i), (ii) and (iii) in an amount equal to the Billed Amount of such Transferred Receivable less Collections received in respect thereof. Notwithstanding the foregoing, if any Receivable is not paid in full on account of any Dilution Factors, the Originator's repurchase obligation under this Section 4.04 shall be reduced by the amount of any such Dilution Factors taken into account in the Sale Price.


                                   ARTICLE V

                                INDEMNIFICATION

          SECTION 5.01. Indemnification. (a) Without limiting any other rights
                        ---------------
that MCF, any of its shareholders, officers or agents, or any assignee of MCF's rights hereunder or such assignee's shareholders, officers, employees or agents (each, an "INDEMNIFIED PARTY") may have hereunder or under applicable law, the Originator hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, and costs and expenses of any nature whatsoever related thereto, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or resulting from this Agreement or the use by the Originator of proceeds of any purchase or assignment hereunder or in respect of any Transferred Receivable or any Contract, excluding, however, (A) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (B) recourse for uncollectible or uncollected Transferred Receivables or (C) consequential, indirect, punitive or exemplary damages; provided, however, that if a court of
                                         --------
competent jurisdiction in a final non-appealable order determines that such Indemnified Amounts arose in part from such Indemnified Party's gross negligence or wilful misconduct, the Originator shall reimburse such Indemnified Party for the portion of such Claim not resulting from such Indemnified Party's gross negligence or wilful misconduct. To the extent such a determination of gross negligence or wilful misconduct is made, after payment of any Indemnified Amounts related thereto, the Originator shall be repaid any amounts reimbursed under the preceding clause that due to such determination it should not have paid. Without limiting or being limited by the foregoing, the Originator shall pay on demand to each Indemnified Party any and all Indemnified Amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from:

               (i) reliance on any representation or warranty made or deemed made by the Originator (or any of its officers) under or in connection with this Agreement or any Related Document, any report or any other information delivered by the Originator pursuant hereto, which shall have been incorrect in any material respect when made or deemed made or delivered;

               (ii) the failure by the Originator to comply with any term, provision or covenant contained in this Agreement, any Related Document or any agreement executed in connection with this Agreement, with any applicable law, rule or regulation with respect to any Transferred Receivable or the related Contract, or the nonconformity of any Transferred Receivable or the related Contract with any such applicable law, rule or regulation; or

               (iii) the failure to vest and maintain vested in MCF, or to transfer to MCF, legal and equitable title to and ownership of the Receivables which are, or are purported to be, Transferred Receivables, together with all Collections and Proceeds in respect thereof, free and clear of any Adverse Claim (except as permitted hereunder) whether existing at the time of the proposed sale of such Receivable or at any time thereafter;

excluding, however, (A) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or (B) recourse for uncollectible or uncollected Transferred Receivables or (C) consequential, indirect, punitive or exemplary damages; provided, however, that
                                                        --------
if a court of competent jurisdiction in a final non-appealable order determines that such Indemnified Amounts arose in part from such Indemnified Party's gross negligence or wilful misconduct, the Originator shall reimburse such Indemnified Party for the portion of such Claim not resulting from such Indemnified Party's gross negligence or wilful misconduct. To the extent such a determination of gross negligence or wilful misconduct is made, after payment of any Indemnified Amounts related thereto, the Originator shall be repaid any amounts reimbursed under the preceding clause that due to such determination it should not have paid.

          (b) If indemnification is to be sought hereunder by an Indemnified Party, then such Indemnified Party shall promptly notify the Originator of the commencement of any litigation, proceeding or other action in respect thereof; provided, however, that the failure to notify the Originator shall not relieve the Originator from any liability or obligation that it may have hereunder or otherwise to such Indemnified Party, except to the extent the Originator is actually prejudiced thereby. Each Indemnified Party shall have the right to control its own defense, but shall consult from time to time with the Originator and in no event shall the Originator, in connection with any one action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the fees and expense of more than one firm of attorneys (together with any appropriate local counsel) at any time acting for GE Capital, GE Capital Markets Group Inc. or their employees, directors or officers (collectively "GE PERSONS"), unless any such GE Person has been advised by legal counsel that (a) the representation of such GE Person by legal counsel acting for other GE Persons would be inappropriate due to actual or potential conflicts of interest or (b) there may be legal defenses available to such GE Person that are different from or additional to those available to any other GE Person represented by such legal counsel; provided, that any Indemnified Party other
                                   --------
than any GE Person shall not be restricted from hiring separate legal counsel the fees and expenses for which the Originator shall be liable as provided herein. Notwithstanding anything to the contrary contained herein, the Originator shall not have any obligation to hold harmless or indemnify any Indemnified Party for the amount of any cash settlement if any Indemnified Party enters into any such cash settlement of a claim without the prior written consent of the Originator, which consent will not be unreasonably withheld or delayed and in the event the Originator shall not consent to any proposed settlement, then the Originator shall notify such Indemnified Party in writing of the amount which the Originator is willing to pay (and if no such written notification is provided, the Originator will be deemed to consent to the entire cash settlement); provided that the Originator shall in any event continue to be
                  --------
obligated to hold harmless and indemnify such Indemnified Party for legal costs in relation to such Indemnified Amount as provided herein. If, for any reason, no settlement is made, all indemnity obligations under this Article V shall continue.

          SECTION 5.02.  Assignment of Indemnities.   The Originator
                         -------------------------
acknowledges that, to the extent permitted under the Purchase Agreement, MCF may assign its rights of indemnity granted hereunder and upon such assignment, such assignee shall have all rights of MCF hereunder and may in turn assign such rights. The Originator agrees that, upon such assignment, such assignee may enforce directly, without joinder of MCF, the indemnities set forth in this
Article V.

                                   ARTICLE VI

                                 MISCELLANEOUS

          SECTION 6.01.  Notices, Etc.   All notices and other communications
                         ------------
provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile, telex and express mail) and mailed or telecommunicated, or delivered as to each party hereto, at its address set forth under its name on the signature page hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall not be effective until received by the party to whom such notice or communication is addressed.

          SECTION 6.02.  No Waiver; Remedies.   No failure on the part of an
                         -------------------
Originator or MCF or any assignee of MCF to exercise, and no delay in exercising, any right hereunder or under any Assignment shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any other remedies provided by law.

          SECTION 6.03.  Binding Effect; Assignability.   This Agreement shall
                         -----------------------------
be binding upon and inure to the benefit of the Originator and MCF, and their respective successors and permitted assigns. Except as contemplated herein, none of the parties may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the other parties. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until its termination; provided, that the rights and remedies pursuant to
                       --------
Section 4.04 with respect to any breach of any representation, warranty or covenants made by the Originator pursuant to Sections 4.01, 4.02 and 4.03 and the indemnification and payment provisions of Article V shall be continuing and shall survive any termination of this Agreement.

          SECTION 6.04.  No Proceedings.   The Originator hereby agrees that it
                         --------------
will not, directly or indirectly, institute, or cause to be instituted, against MCF any proceeding of the type referred to in Section 9.01(c) of the Purchase Agreement so long as there shall not have elapsed one year plus one day since the latest maturing commercial paper issued by Redwood and allocated to MCF has been paid in full in cash.

          SECTION 6.05.  Amendments; Consents and Waivers.   No modification,
                         --------------------------------
amendment or waiver of, or with respect to, any provision of this Agreement, the Purchase Agreement and any exhibits or schedules hereto or thereto, nor consent to any departure by the Originator or MCF from any of the terms or conditions hereof or thereof, shall be effective unless it shall be in writing and signed by each of the parties hereto, and prior written consent is given by Redwood and the Collateral Agent. Any waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent or demand in any case shall, in itself, entitle any party to any other consent or further notice or demand in similar or other circumstances. This

Agreement and the documents referred to herein embody the entire agreement of the Originator and MCF with respect to the Transferred Receivables and supersede all prior agreements and understandings relating to the subject hereof.

          SECTION 6.06.  GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY
                         ------------------------------------------------------
TRIAL.   (a)  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE
-----
WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF CALIFORNIA.

          (b) THE ORIGINATOR AND MCF HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE ORIGINATOR AND MCF HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND
                                                       --------------------
ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ORIGINATOR OR MCF TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          (c) THE ORIGINATOR AND MCF HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

          SECTION 6.07.  Execution in Counterparts; Severability.   This
                         ---------------------------------------
Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations in any jurisdiction, or of such provision or obligation in any jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 6.08.  Descriptive Headings.   The descriptive headings of the
                         --------------------
various sections of this Agreement are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

          SECTION 6.09.  No Setoff.   The Originator's obligations under this
                         ---------
Agreement shall not be affected by any right of setoff, counterclaim, recoupment, defense or other right the Originator might have against MCF, Redwood, the Operating Agent, the Collateral Agent or any assignee, all of which rights are hereby waived by the Originator.

          SECTION 6.10.  Further Assurances.   The Originator agrees to do such
                         ------------------
further acts and things and to execute and deliver to MCF, Redwood, the Operating Agent or any assignee such additional assignments, agreements, powers and instruments as MCF, Redwood, the Operating Agent or any assignee may require or deem advisable to carry into effect the purposes of this Agreement or to better assure and confirm unto any such party its respective rights, powers and remedies hereunder.

          SECTION 6.11.  Confidentiality.   (a) The Originator and MCF agree to
                         ---------------
maintain the confidentiality of this Agreement (and all drafts of this agreement and documents ancillary to this Agreement) in their communications with third parties other than any Affected Party or any Indemnified Party and otherwise and not to disclose, deliver or otherwise make available to any third party (other than its directors, officers, employees, accountants or counsel) the original or any copy of all or any part of this Agreement (or any draft of this Agreement and documents ancillary to this Agreement) except to an Affected Party or an Indemnified Party.

          (b) Notwithstanding Section 6.11(a), (i) the general terms of the transactions contemplated by this Agreement and the Related Documents may be disclosed to any existing lender to or potential investor in the Parent that has agreed in writing not to disclose such terms, and (ii) this Agreement and the Related Documents may be disclosed (A) if required to be filed publicly with the Securities and Exchange Commission, (B) to the certified public accountants of the Parent to the extent necessary, (C) to the extent otherwise required by applicable law, rule or regulation, (D) to the extent required under a valid and appropriately limited subpoena or equivalent legal process or (E) if the Affected Party otherwise consents in writing.

          (c) The Originator agrees that it shall not (and shall not permit any of its Subsidiaries to) issue any news release or make any public announcement pertaining to the transactions contemplated by this Agreement and the Related Documents without the prior written consent of MCF and its assignees (which consent shall not be unreasonably withheld) unless such news release or public announcement is required by law, in which case the Originator shall consult with MCF and its assignees prior to the issuance of such news release or public announcement.

          SECTION 6.12.  Assignment of Agreement.  The Originator acknowledges
                         -----------------------
that, to the extent permitted under the Purchase Agreement, MCF may assign its rights granted hereunder, including any rights in the Collateral granted under
Article VII, and upon such assignment, such assignee shall have all rights of MCF hereunder and, to the extent permitted under the Purchase Agreement, may in turn assign such rights. The Originator agrees that, upon such assignment, such assignee may enforce directly, without joinder of MCF, the rights set forth in this Agreement.

          IN WITNESS WHEREOF, the parties have caused this Receivables Transfer Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          MERISEL AMERICAS, INC.


                                          By: _____________________________

                                            Name: _________________________

                                            Title: ________________________


                                          Address:   200 Continental Boulevard
                                                     El Segundo, CA  9024

                                          Attention:  Timothy Jenson, Treasurer
                                          Phone number:   (310) 615-6850
                                          Telecopier number:  (310) 615-6882


                                          MERISEL CAPITAL FUNDING, INC.


                                          By: _____________________________

                                            Name: _________________________

                                            Title: ________________________


                                          Address:   200 Continental Boulevard
                                                     Suite 301
                                                     El Segundo, CA  90245

                                          Attention:  Charles Freedman
                                          Phone number:   (310) 615-6861
                                          Telecopier number:  (310) 615-6882

                                                                   Schedule 1 to
                                                              Transfer Agreement


                            LIST OF CHIEF EXECUTIVE
                           OFFICES OF THE ORIGINATOR
                           -------------------------


200 Continental Blvd.
El Segundo, California  90245



                          LIST OF OTHER OFFICES OF THE
                       ORIGINATOR WHERE RECORDS ARE KEPT
                       ---------------------------------


ATLANTA, GA            4100 West Park Drive SW, Atlanta, GA 30336

CARY-N.C.              305 Gregson Drive, Cary, NC 27511

CHICAGO, IL            160 Hansen Court Ste. 112 Woodale, IL 60191

CHICAGO, IL            1269 Wood Dale Road, Woodale, IL 60191

DALLAS, TX             1221 Champion Cr. Suite 128, Carrolton, TX 75006

HARTFORD, CT           21 Hyde Rd., Farmington, CT 06032

LEE SUMMIT, MO         3050 N. Independence Ave., Lee Summit, MO 64064

MARLBORO, MA           293 Boston Post Road West, Marlboro MA 01752

PLEASANTON, CA         5964 W. Las Positas Blvd., Pleasanton, CA 94566-9012

RICHMOND, VA           5700 Eastport Blvd., Richmond, VA 23231

SAN FRANCISCO, CA      30750 San Clemente St., Hayward, CA 94544

HAYWARD, CA            2399 West Winton, Hayward, CA 94545

                                                                   Schedule 2 to
                                                              Transfer Agreement


                             Employee Benefit Plans
                              Section 4.01(a)(xx)

A recent audit of the Merisel Inc. 401(k) Retirement Savings Plan, which is sponsored by the Parent and covers eligible employees of the Originator, disclosed the following operational qualification defect: due to a deficiency in a prior payroll system, during 1993 and 1994 salary deferral contributions erroneously were not withheld from the portion of a participant's compensation that was paid in the form of a supplemental paycheck, i.e., bonuses,
                                                      ----
commissions, SPIFFs, retroactive pay or vacation advances; the payroll system deficiency was corrected effective January 1, 1995. The operational qualification defect is eligible for correction under the Voluntary Compliance Resolution (VCR) Program established by the Internal Revenue Service (the "IRS"), and the Originator will take or will cause the Parent to take whatever action is necessary to correct the defect and retain the qualified status of the Plan, and to secure a VCR compliance statement form the IRS. The Originator represents and warrants that (1) the Parent will file a request for a VCR compliance statement as soon as practicable, but no later than January 1, 1996, and (2) the total amount that it will have to pay to correct the defect, including any required Plan contributions and interest thereon and any VCR fee payable to the IRS (but excluding legal fees) will not exceed $200,000.

                  TRADE NAMES, FICTITIOUS NAMES, ASSUMED NAMES
                AND "DOING BUSINESS AS" NAMES OF THE ORIGINATOR
                -----------------------------------------------



1.   Merisel Americas, Inc. dba Channel Services Group

2.   E. Information Company, trade name of Merisel Americas, Inc.

3.   Merchandising Solutions, trade name of Merisel Americas, Inc.

                                                                       EXHIBIT A
                                                                       ---------

                               FORM OF ASSIGNMENT

          ASSIGNMENT, dated as of October 2, 1995 between MERISEL AMERICAS, INC. (the "ORIGINATOR") and MERISEL CAPITAL FUNDING, INC. ("MCF").

          1. We refer to the Receivables Transfer Agreement (the "TRANSFER AGREEMENT") dated as of October 2, 1995 between the Originator and MCF. All provisions of such Transfer Agreement are incorporated herein by reference. All capitalized terms shall have the meanings set forth in the Transfer Agreement.

          2. The Originator does hereby sell or contribute, to MCF, without recourse, except as provided in Section 4.04 of the Transfer Agreement, all right, title and interest of the Originator in and to all Transferred Receivables transferred from time to time from the Originator under the Transfer Agreement.

          3. THIS CERTIFICATE OF ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MERISEL AMERICAS, INC.                       MERISEL CAPITAL FUNDING, INC.


By: ________________________                 By: _________________________
Name:                                        Name:
Title:                                       Title:

                                                                       EXHIBIT B
                                                                       ---------


                           FORM OF SUBORDINATED NOTE


$300,000,000                                                     October 2, 1995



          FOR VALUE RECEIVED, MERISEL CAPITAL FUNDING, INC., a Delaware corporation (the "MCF"), hereby promises to pay to the order of MERISEL AMERICAS, INC., a Delaware corporation (the "ORIGINATOR"), for its account, the principal sum of THREE HUNDRED MILLION DOLLARS ($300,000,000) (or such lesser amount as shall equal the aggregate unpaid principal indebtedness owed by MCF to the Originator under Section 2.01 of the Transfer Agreement referred to below), in lawful money of the United States of America and in immediately available funds immediately on the demand of the Originator.

          The date, amount and interest rate, of each amount owed by MCF to the Originator, and each payment made on account of the principal thereof, shall be recorded by the Originator on its books and, prior to any transfer of this Note, endorsed by the Originator on the schedule attached hereto or any continuation thereof. MCF shall pay interest to the Originator at a rate equal to the sum of 5% per annum plus the rate prevailing on the 25th day of the month preceding such first day established by the Federal Reserve Bank of San Francisco on advances to member banks under Section 13 and 13a of the Federal Reserve Act as now in effect or hereafter from time to time amended, but in no event shall such rate exceed the maximum rate permitted by law, provided that the interest rate shall at all times be fairly negotiated in an arm's-length manner and shall reflect current market conditions.

          This Note is the Subordinated Note referred to in the Receivables Transfer Agreement (as modified and supplemented and in effect from time to time, the "TRANSFER AGREEMENT") dated as of October 2, 1995 by and among the Originator and MCF and evidences amounts owed by MCF thereunder. Capitalized terms used in this Note and not defined herein have the respective meanings assigned to them in the Transfer Agreement.

          Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by MCF under this Note, when combined with any and all other charges provided for in this Note, in the Purchase Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the "MAXIMUM LAWFUL RATE"), then so long as the Maximum Lawful Rate would be exceeded, the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this
Note is less than the Maximum

Lawful Rate, MCF shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by MCF is equal to the total interest that would have been paid had such applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by the Originator under this Note exceed the amount which the Originator could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

          If any payment under this Note falls due on a day which is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended.

          MCF may, on any Business Day, prepay the then outstanding principal amount of this Note in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid.

          MCF expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

          This Note is made and delivered in New York, New York and shall be governed by, and construed in accordance with, the internal laws (without application of its conflict of laws provisions) of the State of California.

          IN WITNESS WHEREOF, MCF has caused this Note to be signed and delivered by its duly authorized officer as of the date set forth above.

                                            MERISEL CAPITAL FUNDING, INC.


                                            By:____________________________
                                            Name:
                                            Title:

                               SCHEDULE OF LOANS
                               -----------------


          This Note evidences loans made under the within-described Transfer Agreement to MCF, on the date, at the interest rate, and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

===============================================================================

          Principal                         Amount       Unpaid
          Amount of         Interest       Paid or     Principal   Notation
Date        Loan              Rate         Prepaid       Amount    Made By
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================